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                         SUPPLEMENT DATED APRIL 2, 2007

                                       TO

                                 FIXED ANNUITY
               PROSPECTUS DATED NOVEMBER 7, 2006 (AS SUPPLEMENTED)

                       METLIFE RETIREMENT ACCOUNT ANNUITY
                 PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

                             METLIFE TARGET MATURITY
                 PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

                         REGISTERED FIXED ACCOUNT OPTION
              PROSPECTUSES DATED MAY 1, 2006 AND NOVEMBER 7, 2007

                                     T-MARK
                 PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

On April 2, 2007, MetLife Insurance Company of Connecticut (the "Company") filed its annual report on Form 10-K via EDGAR File No, 033-03094.

On April 2, 2007, the Company also filed its Form 8-K/A. The purpose of the 8-K/A is to amend the pro forma financial information provided in Item 9.01(b) of the Form 8-K/A filed by the Company on December 22, 2006.

This supplement should be read in its entirety and kept together with your prospectus for future reference. Please contact us at the following telephone numbers, if you have any questions:

     1-800-874-1225 -Fixed Annuity (NOTE THIS IS A NEW CONTACT NUMBER)

     1-800-599-9460 -T-Mark

     1-800-874-1225 -Registered Fixed Option (THIS IS A NEW CONTACT NUMBER)

     1-800-842-9460 -MetLife Retirement Account Annuity (THIS IS A NEW CONTACT NUMBER)

     1-800-599-9460 -MetLife Target Maturity

Books 21, 27, 28, 29 and 74                                        April 2, 2007